Capital Lease Obligations	12 Months Ended
Dec. 31, 2016
Leases [Abstract]
Capital Lease Obligations

Capital Lease Obligations
Capital Lease Obligations

	December 31, 2016 $	December 31, 2015 $
LNG Carriers	338,257	—
Suezmax Tankers	54,582	59,127
Less current portion	(40,353)	(4,546)
Long-term obligations under capital lease	352,486	54,581

LNG Carriers. As at December 31, 2016, Teekay LNG was a party to capital leases on two LNG carriers, the Creole Spirit and Oak Spirit. Upon delivery of the Creole Spirit in February 2016 and the Oak Spirit in July 2016, Teekay LNG sold these vessels to a third party and leased them back under 10-year bareboat charter contracts ending in 2026. The bareboat charter contracts are fixed-rate capital leases with a fixed-price purchase obligation at the end of the lease terms. At inception of these leases, the weighted-average interest rate implicit in these leases was 5.5%. Teekay LNG guarantees the obligations of the bareboat charter contracts. In addition, the guarantee agreements require Teekay LNG to maintain minimum levels of tangible net worth and aggregate liquidity, and not to exceed a maximum amount of leverage. In December 2016, Teekay LNG entered into a $682.8 million sale-leaseback agreement with ICBC Leasing for four of Teekay LNG’s LNG carrier newbuildings equipped with MEGI twin engines, delivering in 2017 and 2018, and at such dates, ICBC Financial Leasing Co., Ltd. will take delivery and charter each respective vessel back to Teekay LNG.

As at December 31, 2016, the remaining commitments under the two capital leases for the Creole Spirit and the Oak Spirit, including the related purchase obligations, approximated $478.1 million, including imputed interest of $139.8 million, repayable from 2017 through 2026, as indicated below:

Year	Commitment
2017	$30,065
2018	$30,065
2019	$30,065
2020	$30,147
2021	$30,065
Thereafter	$327,686

Suezmax Tankers. As at December 31, 2016, Teekay LNG was a party to capital leases on two Suezmax tankers. Under these capital leases, the owner has the option to require Teekay LNG to purchase the two vessels. The charterer, who is also the owner, also has the option to cancel the charter contracts and the cancellation options are first exercisable in October 2017 and July 2018, respectively.

The amounts in the table below assume the owner will not exercise its options to require Teekay LNG to purchase either of the two remaining vessels, but rather it assumes the owner will cancel the charter contracts when the cancellation right is first exercisable (in October 2017 and July 2018, respectively), and sell the vessels to a third party, upon which the lease obligations will be extinguished. At the inception of these leases, the weighted-average interest rate implicit in these leases was 5.5%. These capital leases are variable-rate capital leases. However, any change in the lease payments resulting from changes in interest rates is offset by a corresponding change in the charter hire payments received by Teekay LNG.

As at December 31, 2016, the remaining commitments under the two capital leases for Suezmax Tankers, including the related purchase obligations, approximated $58.2 million, including imputed interest of $3.6 million, repayable from 2017 through 2018, as indicated below:

Year	Commitment
2017	$30,953
2018	$27,296

The Company’s capital leases do not contain financial or restrictive covenants other than those relating to operation and maintenance of the vessels.